UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

THE TORO COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South Bloomington, Minnesota	55420
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 888-8801

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD

Item 7.01	Regulation FD Disclosure

The Toro Company (the “Company”) today announced its financial results for the three and six month periods ended May 4, 2012 and, in connection therewith, filed a copy of the press release with the Securities and Exchange Commission in a Current Release on Form 8-K as Exhibit 99.1. Subsequent thereto, and as previously announced on May 17, 2012, the Company held its investor earnings call relating to such results. Due to technical difficulties associated with the call, a copy of the Company’s prepared remarks made in the call is attached hereto as Exhibit 99.1. Consistent with the Company’s regular practices, an audio replay of the call also is available on the Company’s website at www.thetorocompany.com/invest.

The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Prepared Remarks of The Toro Company Made on its Investor Earnings Call held on May 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY (Registrant)

Date: May 24, 2012	By	/s/ Timothy P. Dordell
Timothy P. Dordell
Vice President, Secretary and General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Prepared Remarks of The Toro Company Made on its Investor Earnings Call held on May 24, 2012